UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022 (March 1, 2022)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33 Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 1, 2022, Scott E. Burg notified Altisource Portfolio Solutions S.A. (the “Registrant” and together with its subsidiaries, the “Company”) of his intent to resign from the Board of Directors of the Registrant (the “Board”) effective immediately for personal reasons. At the same time as Mr. Burg resigned from the Board, he also resigned as Chairman of the Compensation Committee and member of the Nomination/Governance Committee, Audit Committee and Compliance Committee of the Board. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On March 1, 2022, Ms. Mary Hickok was appointed to the Board to fill Mr. Burg’s vacancy and appointed to serve as Chair of the Compensation Committee and member of the Audit Committee. The Board determined that Ms. Hickok meets the independence requirements under the rules of the Nasdaq and the Registrant’s independence standards. Ms. Hickok will receive the standard non-management director compensation for serving on the Board, including an initial award of 500 restricted shares of common stock (the “Restricted Shares”) granted to each new non-management Director on the date of their initial election to the Board of Directors. The Restricted Shares will vest in four equal installments annually on the date of our annual meeting of shareholders, with the first installment vesting on the date of the Company’s 2022 Annual Meeting of Shareholders. The specific terms of such compensation will be disclosed after the applicable award agreement is executed.
A copy of the Company’s press release announcing Mr. Burg’s resignation and Ms. Hickok’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements And Exhibits
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated March 7, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

Altisource Portfolio Solutions S.A.

By:	/s/ Gregory J. Ritts
Name:	Gregory J. Ritts
Title:	Chief Legal and Compliance Officer